UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010

Titanium Asset Management Corp.
 (Exact name of registrant as specified in its charter)

Delaware	000-53352	20-8444031
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 E. Wisconsin Avenue, Milwaukee, Wisconsin	53202-5310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 765-1980

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2010, the Board of Directors for Titanium Asset Management Corp. (the “Company”) approved a slate of ten director nominees for election at the 2010 annual meeting of stockholders (the “Annual Meeting”). One of the Company’s current directors, Thomas Hamilton, whose term expires at the 2010 Annual Meeting, will not stand for reelection at the Annual Meeting. Mr. Hamilton did not indicate any disagreement on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.

Date: June 4, 2010	By:	/s/ Jonathan Hoenecke

Name: Jonathan Hoenecke
Title: Chief Financial Officer